--------------------------------------------------------------------------------
The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President
 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
--------------------------------------------------------------------------------

                       ---------------------------------
                        ------------------------------
                         ----------------------------

                                  [FM LOGO]

                                  The Mexico
                                  Fund, Inc.
                                  (Unaudited)
                            ----------------------
                               Quarterly Report
                                 July 31, 2000
                         ----------------------------
                        ------------------------------

                            [MXF LISTED NYSE LOGO]

                        ------------------------------
                             www.themexicofund.com
                       ---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Third Quarter Report
July 31, 2000
Highlights

 . The third quarter of the Fund's fiscal year 2000 ended July 31, 2000.

 . The Fund has announced the implementation of a Share Repurchase Program
  ("SRP") for up to 10% of the Fund's total outstanding shares. The SRP is in-tended to enhance shareholder value. Please see inside for additional de-tails.

 . On July 2, 2000, Mexico held Presidential, Congressional and some Gubernato-rial elections. The electoral process, in which Vicente Fox, candidate of the opposition alliance led by the PAN was elected President, was clean and transparent.

 . Mexico's economic activity continued to grow dynamically as the country's gross domestic product (GDP) increased 7.8% during the first half of calendar 2000.

 . During the first half of calendar 2000, Mexico's current account deficit to-taled $8.0 billion. Direct foreign investment amounted to $6.7 billion, fi-nancing the equivalent of 84% of the current account deficit.

 . The currency market, which showed some volatility before the elections, has resumed its stable performance, as the rate of exchange of the Mexican peso against the dollar ended September 2000 at Ps. 9.43 per dollar.

 . Inflation rates have declined to one-digit levels on a 12-month trailing pe-riod. At the end of August 2000, the inflation rate was 9.1%, compared with 12.3% at the end of 1999.

 . Interest rates on the 28-day Cetes (treasury bills) ended September 2000 at
  15.2%, compared with 16.3% at the end of 1999.

 . During the third quarter of fiscal 2000, the Fund's market price and NAV per share remained practically unchanged, and decreased 9% and 14.2%, respective-ly, during the first nine months of calendar 2000, compared with a 10.7% de-crease for the Bolsa index.

 . The Fund's share discount between market price and NAV ended September 2000 at a level of 24.9%.

 . The Fund's Web site--www.themexicofund.com--provides, among other useful in-formation, the Fund's daily market price and NAV per share and its portfolio holdings within the first five business days after the end of each fiscal quarter.

 . The Board of Directors declared a cash dividend of 7.7 cents per share. The dividend is payable on October 31, 2000 to shareholders of record as of Sep-tember 29, 2000 and is comprised entirely of net investmentincome.

  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Invest-ment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Economic Environment

  On July 2, 2000, Mexico held Presidential, Congressional and several Guber-natorial elections. Vicente Fox, presidential candidate of the opposition al-liance headed by the PAN, was elected President. He will take office December 1, 2000. The PAN alliance also won important positions within the Congress while the PRI, currently the ruling party, lost the two state Governorships that held elections. The electoral process was perceived as clean and trans-parent and there were not significant post-electoral disturbances. The presi-dential transition is currently being carried out smoothly with full coopera-tion from President Zedillo and his cabinet members.

  President Elect Fox and his team members have announced that healthy public sector finances and the fight against inflation will continue to be priorities on the economic policy agenda. A continued GDP growth remains one of the basic economic goals. Although Mr. Fox has not announced any specific economic mea-sures to achieve his economic program, it is expected that, at least during the early years of his administration, a restrictive monetary policy and pru-dent fiscal management will prevail, as is the case today. Economic analysts believe that the fundamentals of the Mexican economy will not change substan-tially and have even improved their macroeconomic estimates for this year and 2001. According to results obtained from a monthly poll conducted by the Cen-tral Bank, economic analysts estimate that during 2000, GDP growth will be around 6.5%, the inflation rate will amount to less than 9%, domestic interest rates at the end of the year will be around 14.5% and the exchange rate of the peso against the dollar will end at around Ps. 9.80.

  As a result of the North American Free Trade Agreement, Mexico continues to be the second largest trade partner of the United States. In addition, Presi-dent Elect Fox has announced his intention to further enhance trade relations with Central and South American countries in an effort to diversify Mexican exports.

  Mexico's economic activity continues to show a dynamic performance. During the first half of calendar 2000, the country's GDP expanded 7.8% on an annualized rate, significantly higher than the 3.7% growth achieved during 1999 and also higher than the 7.2% expected by economists. During the first half of 2000, the industrial sector of the economy grew 7.9%, and within this sector, the manufacturing industry 8.3%, the construction industry 7.0% and the energy and water sector 6.9%. At the same time, the services and primary sectors of the economy expanded by 8.0% and 4.0%, respectively.

  During the first half of 2000, Mexico's current account deficit amounted to $8 billion, 23% higher than during the same period of 1999. However, if ex-pressed as a percentage of GDP, the current account deficit has declined from 6.7% during the first half of 1994, to 2.8% during the first half of 2000. Within the current account deficit, the trade balance deficit contributed with $2.77 billion and was 26% higher than one year earlier. During the same peri-od, Mexico's total exports increased

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
24% to $79 billion while total imports also increased 24% to $81.8 billion. At the same time, direct foreign investment into Mexico amounted to $6.7 billion and financed approximately 84% of the current account deficit. The price of the Mexican oil mix increased to almost $30 per barrel by the end of August 2000, but decreased to $26 per barrel one month later, compared with $22.14 at the end of 1999.

  Mexico's total international reserves at Banco de Mexico (Central Bank) are now near their highest historical level and amounted to approximately $33 bil-lion at the end of August 2000. Although the Mexican currency registered some volatility before the elections and the exchange rate reached levels above Ps. 10 per dollar, stability has returned to the market and the exchange rate ended September 2000 at Ps. 9.43 per dollar, very similar to that registered at the end of 1999.

  Mexico's inflation rates have decreased substantially. At the end of August 2000, the 12-month inflation rate was 9.1%, compared with 12.3% for 1999, an-ticipating the target set by the Central Bank of reaching a one-digit infla-tion rate by the end of 2000. Strict adherence to the current administration's monetary policy and the strong performance of the peso continued to contribute to this declining inflation trend.

  Interest rates paid by 28-day Cetes decreased from 16% at the end of 1999 to 15% at the end of September 2000. The upgrade of Mexico's credit rating by Moody's and S&P and the positive results of the elections have contributed to the recent stability and reduction of domestic interest rates.

The Bolsa and the Fund's Performance

  The Mexican Bolsa index (IPC) registered a volatile performance before the electoral period of July. However, once the preliminary results were known, the Bolsa reacted positively and experienced a significant short-term rally. Since then, once again, international concerns about the possible increase of US interest rates and news about technological companies have affected the performance of the Bolsa. The IPC declined 1.7% during the third quarter of fiscal 2000 and 10.7% during the first nine months of 2000. This decline of the IPC has been accompanied by relatively low levels of liquidity.

  This volatile trend of the IPC has also been reflected in the Fund's perfor-mance and market discount. During the third quarter of fiscal 2000, the Fund's market price and NAV per share remained practically unchanged, but decreased 9% and 14.2%, respectively, during the first nine months of calendar 2000, compared with a 10.7% decline for the IPC. The total volume of Fund shares traded on the NYSE during the first nine months of calendar 2000 amounted to
26.6 million, equivalent to 54% of total outstanding shares.

  Several fundamental indicators continue to suggest that market prices of Mexican listed companies show modest valuations. At the end of September 2000, the average price-earnings (PE) and price-book value (PBV) ratios of the Bolsa were 9.5 and 1.3

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
times, respectively. Although not totally comparable, the average PE ratios of the Dow Jones Industrial Average and S&P 500 indices in the US were approxi-mately 20 and 29 times, respectively. More importantly, the Bolsa's average enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) ratio (EV/EBITDA) is currently at a level of 6.6 times, 60% lower than its historical high of 17 times reached in February 1994.

Special Meeting of Shareholders

  The Board of Directors has called a Special Meeting of Shareholders to rec-ommend changes to the Fund's investment policies that would provide the In-vestment Adviser with additional flexibility to manage the Fund's portfolio. If you have not received the Fund's proxy materials, please contract your bro-ker or call the Fund's information agent at 1-800-224-4134.

Declaration of Dividend

  The Board of Directors has declared a cash dividend of 7.7 cents per share, payable on October 31, 2000 to shareholders of record on September 29, 2000. In addition, the Fund may elect to pass through to U.S. shareholders as gross income for Federal income tax purposes their proportionate share of Mexican income taxes withheld to the Fund, amounting to a corrected estimate of 0.2 cents per share from the previously announced estimate of 1.0 cents per share. Shareholders will receive a final calculation of their total proportionate share of these taxes with their IRS Form 1099 dividend report provided by the Fund after the end of this calendar year. U.S. shareholders may claim a for-eign tax credit or deduction for U.S. federal income tax purposes for the amount of the Mexican tax. The dividend is comprised entirely of net invest-ment income.

  Shareholders enrolled in the Dividend Reinvestment Plan will receive their distribution in shares of common stock of the Fund. Shareholders whose divi-dend distributions are additionally subject to withholding of U.S. tax by the Fund will receive cash or shares, as the case may be, net of the amount of ap-plicable U.S. withholding tax.

  The full amount of the dividend, whether received in cash or in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan, plus the amount of the Mexican tax passed through to shareholders, will be reportable by U.S. taxpayers on their Federal income tax returns and may be subject to applicable state and local taxes.

Portfolio Strategy

  During the third quarter of fiscal 2000, the Fund continued to sell some of its investments in securities with limited liquidity and smaller market capi-talization in order to increase its exposure to the telecommunications, bank-ing, entertainment and media sectors. At the same time, the Fund also reduced its exposure to some issuers in the beverages, conglomerates, cement, consumer goods, mining, steel and agrobiotechnology sectors. Some of these transac-tions, however, were made in order to comply with diversification requirements applicable to the Fund. This Report includes for your reference a summary de-scription of the Fund's ten largest

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
holdings, which at the end of July 2000 represented approximately 70% of its total net assets.

  The Fund publishes on its Web site, located at www.themexicofund.com, its investment portfolio as of the end of each fiscal quarter, updated within the first five business days after the closing of the fiscal quarter. Accordingly, the Fund's investment portfolio, as reported on the Web site, is updated dur-ing the first five business days of February, May, August and November. The Fund's investment portfolio as of July 31, 2000 has been posted on the Web site since early August 2000.

Share Repurchase and Securities Lending Programs

  In an effort to enhance shareholder value, on July 31, 2000, the Fund's Board of Directors instructed the Investment Adviser to repurchase in the open market up to 10% of the Fund's total outstanding shares. The program commenced on August 7, 2000. While it is expected that the share repurchase program will enhance the NAV per share, there can be no assurance that this action will achieve that objective or result in a decrease of the discount at which Fund shares currently trade on the market or enhance shareholder value.

  On March 7, 2000, the Fund re-established a Securities Lending Program (the "Program"). During the first four months of operation, income generated by the Program amounted to approximately $175,000, which will be added to the net in-vestment income to be distributed to shareholders.

Investor Relations

  The Fund's Web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via ordinary mail a copy of the Fund's 1999 Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's Web site is a useful resource for in-formation and we will continue working to improve it.

  The Fund continues to offer a convenient e-mail service as another way for shareholders and potential investors to obtain additional information and to contact Fund management. Please direct your e-mail inquiries to:

  Investor Relations Office

  investor-relations@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via ordinary mail. Please request this report through the Fund's Web site or write to the Investment Adviser at:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  The Fund also has a toll free telephone number and an information agent, Morrow & Co. Inc., in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

  In addition to the Fund's Web site, information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the NYSE Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

  The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of broker-age commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan pro-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
vides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distri-bution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open marketpurchases.

  If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nomi-nee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dis-tribution had the shareholder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,

[/s/ Jose Luis Gomez Pimienta
/s/ Juan Gallardo T.
Jose Luis Gomez
Pimienta              Juan Gallardo T.
President
                      Chairman of the Board

October 6, 2000.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Description of the Fund's Ten Largest Holdings as of July 31, 2000.

1. Telefonos de Mexico (13.65%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunication services in Latin America. Starting in 1999, Telmex provides telecommunication services in the United States and Guatemala.

2. Wal-Mart de Mexico (10.42%)

  Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. Walmex has a total of 460 units in 43 cities in Mexico, which includes supermarkets, retail stores and restau-rants.

3. Carso Global Telecom (9.38%)

  This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the United States have traded on the NASDAQ since February 1999.

4. Grupo Televisa (5.79%)

  Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribu-tion of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, profes-sional sports and show business promotion, paging services, feature film pro-duction and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision, the leading Spanish-lan-guage television company in the United States, and is about to launch an internet portal.

5. Grupo Modelo (5.72%)

  Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of approximately 58%. The group owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

6. Fomento Economico Mexicano (5.26%)

  Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico. Femsa also operates the largest chain of con-venience stores in Mexico (Oxxo), produces packaging materials and is an im-portant bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

7. Cemex (5.25%)

  Cemex is the world's third largest cement producer. The company and its sub-sidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex pro-duces and operates in 30 countries around the world and has commercial rela-tions with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and the Dominican Republic and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

8. Grupo Financiero Banamex Accival (4.73%)

  Banacci is one of the three largest financial institutions in Mexico, offer-ing mainly banking, brokerage, insurance and pension funds management in Mexi-co. Through two of its subsidiaries, Banacci is also engaged in financial ac-tivities in Argentina and California, USA, and participates in the Mexican telecommunications sector through its investment in Avantel.

9. Kimberly Clark de Mexico (4.42%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

10. Apasco (4.07%)

  The Apasco Group is an organization founded in 1928, dedicated to the pro-duction and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market presence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percent
                          Shares                                        Value     of Net
 Industries                Held      Common Stock (98.00%)    Series   (Note 1)   Assets
-----------------------------------------------------------------------------------------
                                   Fomento Economico
 Beverages          (c) 14,100,000  Mexicano, S.A. de C.V..    UBD   $ 58,593,099   5.26%
                         9,422,000 Grupo Continental, S.A..      *     11,071,680   0.99
                                   Grupo Modelo, S.A. de
                        27,340,000  C.V....................      C     63,669,693   5.72
                                                                     ------------  -----
                                                                      133,334,472  11.97
-----------------------------------------------------------------------------------------
 Cement
  Industry               6,540,000 Apasco, S.A. de C.V.....      *     45,341,951   4.07
                        12,478,000 Cemex, S.A. de C.V......    CPO     58,451,052   5.25
                                                                     ------------  -----
                                                                      103,793,003   9.32
-----------------------------------------------------------------------------------------
                                   Carso Global Telecom,
 Communications     (a) 40,147,976  S.A. de C.V............     A1    104,433,631   9.38
                                   Telefonos de Mexico,
                    (c) 19,000,000  S.A. de C.V............      A     49,321,654   4.43
                                   Telefonos de Mexico,
                    (c) 38,906,000  S.A. de C.V............      L    102,657,643   9.22
                                                                     ------------  -----
                                                                      256,412,928  23.03
-----------------------------------------------------------------------------------------
 Conglomerates      (c)  9,519,000 Alfa, S.A. de C.V.......      A     24,913,524   2.24
                    (c) 34,765,000 Desc, S.A. de C.V.......      B     21,168,732   1.90
                                   Grupo Carso, S.A. de
                 (a)(c)  8,900,000  C.V....................     A1     30,851,939   2.77
                                   Grupo Imsa, S.A. de
                         3,099,000  C.V....................    UBC      4,601,656   0.42
                                                                     ------------  -----
                                                                       81,535,851   7.33
-----------------------------------------------------------------------------------------
 Construction &                    Consorcio ARA, S.A. de
 Housing            (a)  6,946,000  C.V....................      *     10,224,963   0.92
                                   Corporacion Geo, S.A. de
                    (a)  2,480,000  C.V....................      B      4,535,585   0.41
                                   Empresas ICA, Sociedad
                                    Controladora, S.A. de
                    (a) 12,600,000  C.V....................      *      3,095,823   0.28
                                                                     ------------  -----
                                                                       17,856,371   1.61
-----------------------------------------------------------------------------------------
 Consumer
 Products for                      Kimberly-Clark de
 Personal Care      (c) 17,000,000  Mexico, S.A. de C.V....      A     49,214,827   4.42
-----------------------------------------------------------------------------------------
                                   Corporacion
                                    Interamericana de
                                    Entretenimiento, S.A.
 Entertainment      (a)  6,100,000  de C.V.................      B     28,606,986   2.57
-----------------------------------------------------------------------------------------
 Financial                         Grupo Financiero BBVA-
  Groups         (a)(c) 52,000,000  Bancomer, S.A. de C.V..      O     26,830,467   2.41
                                   Grupo Financiero Banamex
                    (a) 11,059,000  Accival, S.A. de C.V...      O     52,630,964   4.73
                                   Grupo Financiero
                    (a)  4,227,000  Inbursa, S.A. de C.V...      O     14,901,293   1.34
                                   Grupo Financiero
                                    Inverlat Recovery
                 (a)(b)        --   Trust..................                   --    0.00
                                                                     ------------  -----
                                                                       94,362,724   8.48
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of July 31, 2000 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                     Percent
                                                                         Value       of Net
 Industries            Shares Held Common Stock (Continued)   Series    (Note 1)     Assets
--------------------------------------------------------------------------------------------
                                   Grupo Bimbo, S.A. de
 Food              (c)  24,644,000  C.V. ..................      A      $41,226,903    3.70%
                                   Grupo Industrial Maseca,
                   (c)  17,000,000  S.A. de C.V. ..........      B        7,118,898    0.64
                                                                     --------------  ------
                                                                         48,345,801    4.34
--------------------------------------------------------------------------------------------
 Iron & Steel                      Tubos de Acero de
  Industry         (c)     870,000  Mexico, S.A.                 *       11,998,398    1.08
--------------------------------------------------------------------------------------------
 Media             (a)  19,832,000 Grupo Televisa, S.A. ...    CPO       64,404,743    5.79
                   (a)  14,000,000 TV Azteca, S.A. de C.V..    CPO       10,409,144    0.94
                                                                     --------------  ------
                                                                         74,813,887    6.73
--------------------------------------------------------------------------------------------
 Mining                            Grupo Mexico, S.A. de
  Industry         (c)   7,750,000  C.V. ..................      B       29,887,298    2.69
--------------------------------------------------------------------------------------------
                                   Controladora Comercial
                                    Mexicana, S.A. de
 Retail Trade      (c)  11,770,000  C.V. ..................    UBC       13,378,143    1.20
                                   Grupo Elektra, S.A. de
                         7,000,000  C.V. ..................    CPO        7,014,208    0.63
                                   Grupo Sanborns, S.A. de
                (a)(c)   4,250,000  C.V....................    B-1        6,873,731    0.62
                                   Organizacion Soriana,
                         4,650,000  S.A. de C.V. ..........      B       17,361,126    1.56
                                   Wal-Mart de Mexico, S.A.
                (a)(c)  16,232,807  de C.V. ...............      C       36,069,051    3.24
                                   Wal-Mart de Mexico, S.A.
                (a)(c)  34,696,784  de C.V. ...............      V       79,875,622    7.18
                                                                     --------------  ------
                                                                        160,571,881   14.43
--------------------------------------------------------------------------------------------
                                   Total Common Stock
                                    (Identified Cost--
                                    $604,935,730)..........          $1,090,734,427   98.00
--------------------------------------------------------------------------------------------
                                                                                     Percent
                                     Short-Term Securities               Value       of Net
 Securities            Fair Value           (8.75%)                     (Note 1)     Assets
--------------------------------------------------------------------------------------------
                       $22,027,649 Bancomer, S.A., 12.25%,
                                    dated 07/31/00, due
                                    08/01/00, repurchase
                                    price $22,035,144,
 Repurchase                         collateralized by
 Agreements                         Udibonos...............          $   22,027,649    1.98%
                                   Lehman Brothers, 6.55%,
                                    dated 07/31/00, due
                                    08/01/00, repurchase
                                    price $75,382,520,
                        75,368,807  collateralized by U.S.
                                    Government Agency
                                    Securities.............              75,368,807    6.77
                                                                     --------------  ------
                                                                         97,396,456    8.75
--------------------------------------------------------------------------------------------
                                   Total Short-Term
                                    Securities (Identified
                                    cost--$97,396,456).....              97,396,456    8.75
                                   Total Investments
                                    (Identified cost--
                                    $702,332,186)..........           1,188,130,883  106.75
                                   Liabilities in Excess of
                                    Other Assets...........             (75,124,569)  (6.75)
                                                                     --------------  ------
                                   Net Assets (Equivalent
                                    to $22.04 per share on
                                    50,506,925 shares of
                                    capital stock
                                    outstanding (Note 7)...          $1,113,006,314  100.00%
                                                                     --------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.
(c) Securities are partially on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $604,935,730)..  $1,090,734,427
 Short term securities (identified cost --
   $97,396,456)..................................      97,396,456
                                                   --------------
  Total investments (identified cost --
    $702,332,186)................................                 $1,188,130,883
Cash.............................................                         36,441
Dividends receivable.............................                        598,428
Interest receivable..............................                         21,208
Prepaid Mexican withholding taxes (Note 1).......                        525,551
                                                                  --------------
  Total assets...................................                  1,189,312,511
                                                                  --------------
Liabilities:
Payable upon return of securities loaned (Note
 1)..............................................                     75,368,807
Payable to Investment Advisor (Notes 2 and 3)....                        792,746
Accrued expenses and other liabilities...........                        144,644
                                                                  --------------
  Total liabilities..............................                     76,306,197
                                                                  --------------
Net Assets -- Equivalent to $22.04 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)........................................                 $1,113,006,314
                                                                  ==============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)      For the Nine Months Ended July 31, 2000
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends...........................................  $13,378,135
 Interest and discounts earned.......................    4,132,875
 Income from securities loaned, net..................      175,093
                                                       -----------
 Total income........................................               $ 17,686,103
Expenses:
 Investment advisory fee (Note 2)....................    5,734,170
 Administrative services (Note 3)....................      267,500
 Value-added taxes (Note 1)..........................      924,667
 Printing, distribution and mailing of shareholder
  reports............................................      159,627
 Legal fees..........................................      275,685
 Directors' fees.....................................      154,787
 Directors' and Officers' expenses...................       39,762
 Accounting and audit fees...........................       77,337
 Custodian fees (Note 5).............................       73,058
 Transfer agent and dividend disbursement fees.......       15,750
 Shareholders' information...........................      166,438
 Stock exchange fees.................................       36,242
 Insurance...........................................       69,983
 Miscellaneous.......................................       74,282
                                                       -----------
 Operating expenses..................................                  8,069,288
                                                                    ------------
 Net investment income (Note 1)......................                  9,616,815
                                                                    ------------
Net Realized and Unrealized Gain on Investments and
 Foreign Currency Transactions:
Net realized gain on investments and foreign currency
 transactions (Notes 1 and 6):
 Proceeds from sales.................................  131,059,003
 Cost of securities sold.............................   77,841,474
                                                       -----------
 Net realized gain on investments....................   53,217,529
 Net realized gain from foreign currency                   207,108
  transactions.......................................
                                                       -----------
 Net realized gain on investments and foreign
  currency transactions..............................                 53,424,637
Increase in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency:
Investments:
 End of period (Note 6)..............................  485,798,696
 Beginning of period.................................  419,910,947
                                                       -----------
 Increase in net unrealized gain on investments......   65,887,749
Translation of assets and liabilities in foreign
 currency:
 End of period.......................................      666,714
 Beginning of period.................................     (304,016)
                                                       -----------
Increase in net unrealized gain on translation of
 assets and liabilities in foreign currency..........      970,730
                                                       -----------
Increase in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency............................................                 66,858,479
                                                                    ------------
Net Increase in Net Assets Resulting from Operations.               $129,899,931
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                               For the
                                          Nine Months Ended        For the
                                            July 31, 2000         Year Ended
                                             (Unaudited)       October 31, 1999
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income...................   $    9,616,815        $ 20,388,489
Net realized gain on investments and
 foreign currency transactions..........       53,424,637           1,107,534
Increase in net unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency....       66,858,479         206,280,504
                                           --------------        ------------
Net increase in net assets resulting
 from operations........................      129,899,931         227,776,527
Dividends to shareholders from net
 investment income......................       (5,520,407)        (22,925,093)
                                           --------------        ------------
 Total increase in net assets...........      124,379,524         204,851,434
Net Assets:
Beginning of period.....................      988,626,790         783,775,356
                                           --------------        ------------
End of period...........................   $1,113,006,314 (A)    $988,626,790 (A)
                                           ==============        ============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(6,583,029) as of July 31, 2000 and $(10,886,545) as of October 31, 1999.

--------------------------------------------------------------------------------

                            For the
                          Nine Months
                             Ended             For the Year Ended October 31,
The Mexico Fund, Inc.    July 31, 2000 ----------------------------------------------------
Financial Highlights      (Unaudited)    1999      1998         1997       1996      1995
----------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period....  $    19.57   $  15.52  $  23.49    $    17.33  $  13.80  $  33.48
                          ----------   --------  --------    ----------  --------  --------
 Net investment income
  (Note 1)..............        0.19       0.40      0.39**        0.40      0.50      0.59**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......        2.39       4.10     (7.48)**       6.16      3.46    (19.21)**
                          ----------   --------  --------    ----------  --------  --------
Total from investment
 operations.............        2.58       4.50     (7.09)**       6.56      3.96    (18.62)**
                          ----------   --------  --------    ----------  --------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....       (0.11)     (0.45)    (0.23)        (0.38)    (0.43)      --
 Distributions to
  shareholders from net
  capital gains.........         --         --      (0.60)        (0.02)      --      (0.01)
                          ----------   --------  --------    ----------  --------  --------
Total dividends and
 distributions..........       (0.11)     (0.45)    (0.83)        (0.40)    (0.43)    (0.01)
                          ----------   --------  --------    ----------  --------  --------
 Tax return of capital..         --         --        --            --        --      (0.05)
                          ----------   --------  --------    ----------  --------  --------
 Capital charge
  resulting from
  issuance of fund
  shares................         --         --      (0.05)          --        --      (1.00)
                          ----------   --------  --------    ----------  --------  --------
 Net asset value, end of
  period................  $    22.04   $  19.57  $  15.52    $    23.49  $  17.33  $  13.80
                          ==========   ========  ========    ==========  ========  ========
 Market value per share,
  end of period.........  $    15.19   $  14.31  $  11.25    $    18.69  $  14.13  $  12.25
                          ==========   ========  ========    ==========  ========  ========
Total investment return
 based on market value
 per share..............       6.87%     31.92%   (36.70%)       35.03%    18.77%   (60.79%)
Ratios to Average Net
 Assets:
 Expenses...............      0.93%*      0.98%     0.93%         0.91%     1.00%     1.14%
 Net investment income..      1.11%*      2.14%     1.87%         1.80%     2.93%     3.24%
Supplemental Data:
 Net assets at end of
  period (in 000's).....  $1,113,006   $988,627  $783,775    $1,167,893  $861,750  $685,896
 Portfolio turnover
  rate..................      12.05%      6.40%     3.69%         7.58%     9.57%    10.61%

--------
*Annualized.
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                              (Amounts in thousands,
                                             except per share amounts)
                          -----------------------------------------------------------------
                             Quarter Ended         Quarter Ended         Quarter Ended
                             July 31, 2000         April 30, 2000       January 31, 2000
                          --------------------- --------------------- ---------------------
                            Total     Per Share   Total     Per Share   Total     Per Share
                          ----------  --------- ----------  --------- ----------  ---------
Investment income.......  $    7,971   $ 0.16   $    6,420   $ 0.13   $    3,295   $ 0.07
Net investment income...  $    5,351   $ 0.11   $    3,651   $ 0.07   $      615   $ 0.01
Net realized gain on
 investments............  $   23,230   $ 0.46   $   17,040   $ 0.34   $   12,947   $ 0.26
Net realized (loss) gain
 from foreign currency
 transactions...........  $   (1,167)  $(0.02)  $      846   $ 0.02   $      528   $ 0.01
(Decrease) increase in
 net unrealized gain on
 investments............  $  (15,586)  $(0.31)  $  (21,816)  $(0.43)  $  103,290   $ 2.05
Increase (decrease) in
 net unrealized gain on
 translation of assets
 and liabilities in
 foreign currency.......  $      940   $ 0.02   $       65   $ 0.00   $      (34)  $ 0.00
Net assets..............  $1,113,006   $22.04   $1,104,784   $21.87   $1,104,998   $21.88

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
July 31, 2000 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fairvalue.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex- dividend date and interest income is recorded as it is earned.

 Foreign currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at July 31, 2000 was Ps. 9.361 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Repurchase agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued inter-est, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the nine months ended July 31, 2000, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 throughAugust 1999.

 In March 2000, the Board appointed Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. Any gain or loss in the value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor may also reimburse to the Fund the custodian fees. In order to protect against the risk of failure by the bor-rower to return the securities loaned or any delay in the delivery of such se-curities, each loan is collateralized by U.S. dollars (cash), securities is-sued or guaranteed by the U.S. government or its agencies or instrumentali-ties, or irrevocable stand-by letters of credit issued by U.S. banks. Portfo-lio securities loaned are initially collateralized at 105 percent of its mar-ket value. If the collateral value falls below

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
105 percent, at the close of any business day, Comerica Bank, the Fund's custo-dian of the collateral received, will obtain additional collateral from the borrower, on the following business day, in an amount sufficient to restore the collateral to 105 percent. At July 31, 2000, the value of securities loaned and collateral received thereon were as follows:

Value of Securities Loaned......................................... $72,118,313
                                                                    ===========
Value of Collateral Received....................................... $75,368,807
                                                                    ===========

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accor-dance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2001. The annual fee pay-able to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Fund's sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $50,296. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the nine months ended July 31, 2000 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock...................................................... $170,703,735
                                                                   ------------
  Total Purchases................................................. $170,703,735
                                                                   ============
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock...................................................... $131,059,003
                                                                   ------------
  Total Sales..................................................... $131,059,003
                                                                   ============

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 As of July 31, 2000, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $486 million, of which approximately $541 million related to appreciated securities and approximately $55 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at July 31, 2000 for Federal income tax purposes was approximately $605 million.


7. Capital Stock:

 At July 31, 2000, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan un-less they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

 As of July 31, 2000, net assets were comprised of the following:

Common stock................................................. $   50,506,925
Additional paid-in capital...................................    576,466,300
Accumulated net investment loss..............................     (6,583,029)
Undistributed net realized gains on investments..............      6,150,708(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency..................    486,465,410
                                                              --------------
                                                              $1,113,006,314
                                                              ==============

-------------------------------------------------------------------------------

-------

(A) ($ 3,566,751) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund has net capital loss carryforwards at July 31, 2000 of approximately $3,567,000 expiring in 2007.

9. Stock Repurchase Program:

 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on Au-gust 7, 2000. As of October 2, 2000 the Fund has repurchased 1,019,200 of its shares at a cost of $16,062,032.

10. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July
23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership in-terest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of July 31, 2000, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.